SEQUOIA FUND, INC.

Supplement dated January 4, 2012
to the Prospectus dated May 2, 2011

The following is added as the first paragraph under "PURCHASE AND SALE OF SHARES – How to Buy Shares" in the Fund's Prospectus:

Effective January 9, 2012, the Fund will be closed to new investors seeking to purchase Fund shares indirectly through financial intermediaries and other financial services organizations.  In addition, transfers of one share held by an existing shareholder to any such new investor will not be permitted.  Subject to its right to reject any order to purchase Fund shares or to withdraw the offering of Fund shares at any time, the Fund will remain open to new investors seeking to purchase shares directly from the Fund through its transfer agent and to existing shareholders, including those holding Fund shares through financial intermediaries and other financial services organizations.

The following is added after the third paragraph under "PURCHASE AND SALE OF SHARES – How to Buy Shares" in the Fund's Prospectus:

Limitations or Restrictions on Purchases of Fund Shares

The Fund may impose limitations or restrictions on purchases of Fund shares periodically to protect the implementation of the Fund's investment strategy or objective.  When Fund assets reach a level at which additional inflows can be invested without impairing the implementation of the Fund's investment strategy or objective, the Fund may remove an existing limitation or restriction on purchases of Fund shares.

When the Fund imposes a limitation or restriction on purchases of Fund shares or modifies a limitation or restriction, the Fund will post information concerning the limitation or restriction or modification on its website at www.sequoiafund.com.  Investors may request information about any limitation or restriction by calling the Fund at 800-686-6884.

The Fund retains the right to make exceptions to any limitation or restriction on purchases of Fund shares.

The SAI provides more information about why and when the Fund may impose limitations or restrictions on purchases of Fund shares.

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YOU SHOULD RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS
FOR FUTURE REFERENCE.